                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 17, 2002

                          THE MIIX GROUP, INCORPORATED
   ---------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




    DELAWARE                       001-14593                     22-3586492
-----------------              ----------------             --------------------
 (State or Other                  (Commission                 (IRS Employer
 Jurisdiction of                  File Number)               Identification No.)
                                 Incorporation)


                                TWO PRINCESS ROAD
                         LAWRENCEVILLE, NEW JERSEY 08648
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (609) 896-2404
                                                           --------------

                                       N/A
 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.       Other Events.
              ------------

     Reference is made to the press release dated July 19, 2002 and attached as
Exhibit 99.1 and incorporated by reference with respect to the appointment of Allen G. Sugerman as Interim Chief Financial Officer of the Company. As set forth in the press release, Mr. Sugerman's responsibilities will include advising the Company with respect to strategic alternatives. The Board of Directors of the Company has set August 8, 2002 as the date for receipt of any offers involving the Company. Interested persons should contact Grace Vandecruze at Fox-Pitt Kelton, Inc., the Company's financial adviser, at (212) 857-6208.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE MIIX GROUP, INCORPORATED


                                                By: /s/ Catherine E. Williams
                                                   -----------------------------
                                                   Catherine E. Williams
                                                   Vice President and Secretary

July 25, 2002







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                                    EXHIBIT INDEX


Exhibit No.                                   Description
-----------                                   -----------

99.1                                          Press Release dated July 19, 2002



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

                                                                    Exhibit 99.1

     LAWRENCEVILLE, N.J.--(BUSINESS WIRE)--July 19, 2002--The MIIX Group, Inc. (NYSE:MHU - News), a leading provider of medical professional liability insurance, announced today that it has named Allen G. Sugerman, Interim Chief Financial Officer. Mr. Sugerman has more than 25 years of diversified financial and operational experience. His extensive career includes more than a decade of public accounting firm experience where he managed engagements involving financial feasibility, strategic planning, economic analysis and operations assessment for public and private companies. As principal of Altila Corporation, a health care management consulting firm, Mr. Sugerman has developed valuations of publicly held companies in connection with mergers and acquisitions and similar projects. In addition, Mr. Sugerman has delivered "hands on" management services for health care entities on a broad range of financial and operational projects.

Patricia A. Costante, Chairman and CEO, stated, "Mr. Sugerman joins MIIX during a critical point in its history. We continue to explore a number of strategic alternatives to maximize shareholder value and expect to benefit from Mr. Sugerman's substantial expertise in financial and strategic planning."

Mr. Sugerman said, "Joining MIIX provides an opportunity to partner with management and the Board of Directors to develop and implement a strategy that promotes the interests of shareholders and protects the interests of policyholders. I look forward to contributing to this process.

Mr. Sugerman is a graduate of California Polytechnic University and holds an MBA from Claremont Graduate University. He is licensed as a Certified Public Account and is a member in the American Institute of Certified Public Accountants. Mr. Sugerman is a frequent lecturer and the author of numerous publications involving strategic, financial and operational matters.

     Headquartered in Lawrenceville, N.J., The MIIX Group of Companies (www.miix.com) is one of the nation's leading writers of medical professional liability insurance. Widely known for defense expertise, the MIIX Group currently protects physicians, medical professionals and medical groups with a portfolio of insurance and consulting products.

Forward Looking Statement
-------------------------

     This news release contains forward-looking statements that are based on the Company's estimates and expectations concerning future events and anticipated results and are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. These forward-looking statements are subject to uncertainties and other factors that could cause actual results to differ materially from such statements.

     These uncertainties and other factors are detailed from time to time in the Company's filings with the appropriate securities commissions, and include, without limitation, the Company having sufficient liquidity and working capital, the Company's ability to achieve consistent profitable growth, the Company's ability to diversify its product lines, the continued

                                      -4-
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adequacy of the Company's loss and the loss adjustment expense reserves, the
Company's avoidance of any material loss on collection of reinsurance recoverables, increased competitive pressure, the loss of significant customers, general economic conditions, including changing interest rates, rates of inflation and the performance of the financial markets, judicial decisions and rulings, changes in domestic and foreign laws, regulations and taxes, effects of acquisitions and divestitures, and various other factors.

     The words "believe," "expect," "anticipate," "project," and similar expressions identify forward-looking statements. The Company's expectations regarding future earnings, growth initiatives, underwriting, cost controls, adequacy of loss and loss adjustment expense reserves, and enhancing shareholder value depend on a variety of factors, including economic, competitive and market conditions which may be beyond the Company's control and are thus difficult or impossible to predict.

     In light of the significant uncertainties inherent in the forward-looking information herein, the inclusion of such information should not be regarded as representation by the Company or any other person that the Company's objectives or plans will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

-----------------
CONTACT:
     The MIIX Group
     Catherine E. Williams
     Senior Vice President, Corporate Affairs
     800/234-MIIX, ext. 1234
     cwilliam@miix.com
      or
     News Media Contact:
     Emmalee Morrison
     AVP Corporate Communications
     800/234-MIIX, ext. 1335
     emorriso@miix.com


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